                                   EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


In re: Beyond.com Corporation                    CASE NO.              02-50441
                                                                     -----------

                                                 CHAPTER 11
                                                 MONTHLY OPERATING REPORT
                                                 (GENERAL BUSINESS CASE)
-----------------------------------------------

                          SUMMARY OF FINANCIAL STATUS

       MONTH ENDED:       Sep-02                       PETITION DATE:   01/24/02
                    ------------                                     -----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _______________ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in $1


                                                                               END OF CURRENT     END OF PRIOR
2.     ASSET AND LIABILITY STRUCTURE                                                MONTH            MONTH            AS OF PETITION
                                                                               --------------     ------------        --------------
       a.  Current Assets                                                       $10,590,203        $11,098,153
                                                                                -----------        -----------
       b.  Total Assets                                                         $12,076,551        $12,584,405
                                                                                -----------        -----------         ------------
       c.  Current Liabilities                                                   $6,167,689         $6,127,352
                                                                                -----------        -----------
       d.  Total Liabilities                                                    $47,036,048        $46,995,711
                                                                                -----------        -----------         ------------

                                                                                                                        CUMULATIVE
3.     STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                    CURRENT MONTH       PRIOR MONTH        (CASE TO DATE)
                                                                               --------------     ------------        --------------
       a.  Total Receipts                                                        $1,497,886         $2,279,967         $16,612,901
                                                                                -----------        -----------         -----------
       b.  Total Disbursements                                                     $446,767           $834,087         $17,083,780
                                                                                -----------        -----------         -----------
       c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)            $1,051,119         $1,445,880           ($470,879)
                                                                                -----------        -----------         -----------
       d.  Cash Balance Beginning of Month                                       $3,658,091         $2,212,211          $5,180,090
                                                                                -----------        -----------         -----------
       e.  Cash Balance End of Month (c + d)                                     $4,709,210         $3,658,091          $4,709,210
                                                                                -----------        -----------         -----------

                                                                                                                       CUMULATIVE
                                                                                CURRENT MONTH     PRIOR MONTH         (CASE TO DATE)
                                                                               --------------     ------------        --------------
4.      PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                            ($548,191)          $169,027         ($7,369,897)
                                                                                -----------        -----------         -----------
5.      ACCOUNT RECEIVABLES (PRE AND POST PETITION)                              $2,153,284         $3,599,818
                                                                                -----------        -----------
6.      POST-PETITION LIABILITIES                                                $6,167,689         $6,127,352
                                                                                -----------        -----------
7.      PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)                           $0                 $0
                                                                                -----------        -----------


AT THE END OF THIS REPORTING MONTH:                                                                        YES              NO

8.     Have any payments been made on pre-petition debt, other than payments in the normal                                   X
       course to secured creditors or lessors? (if yes, attach listing including date of                 -------          -------
       payment, amount of payment and name of payee)

9.     Have any payments been made to professionals?  (if yes, attach listing including date of             X
       payment, amount of payment and name of payee)                                                     -------          -------

10.    If the answer is yes to 8 or 9, were all such payments approved by the court?                        X
                                                                                                         -------          -------
11.    Have any payments been made to officers, insiders, shareholders, relatives?  (if yes,                X
       attach listing including date of payment, amount and reason for payment, and name of payee)       -------          -------

12.    Is the estate insured for replacement cost of assets and for general liability?                                       X
                                                                                                         -------          -------
13.    Are a plan and disclosure statement on file?                                                         X
                                                                                                         -------          -------
14.    Was there any post-petition borrowing during this reporting period?                                                   X
                                                                                                         -------          -------
15.    Check if paid: Post-petition taxes     X      ;   U.S. Trustee Quarterly Fees _________
                                           -------
       Check if filing is current for: Post-petition tax reporting and tax returns:     X
                                                                                     --------
       (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly
       Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:                                            /s/ JOHN BARRATT
       -------------------                       -------------------------------
                                                 Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 9/30/2002

                                                        FROM SCHEDULES               MARKET VALUE
       ASSETS

          CURRENT ASSETS

     1       Cash and cash equivalents - unrestricted                                  $4,709,211
                                                                                      -----------
     2       Cash and cash equivalents - restricted                                            $0
                                                                                      -----------
     3       Accounts receivable (net)                          A                      $2,153,284
                                                                                      -----------
     4       Inventory                                          B                        $618,416
                                                                                      -----------
     5       Prepaid expenses                                                            $850,930
                                                                                      -----------
     6       Professional retainers                                                            $0
                                                                                      -----------
     7       Other:     Deposits                                                         $864,996
                        ---------------------------                                   -----------
     8                  Deferred Cost of Goods Sold                                            $0
                        ---------------------------                                   -----------
                        Digital River Shares                                           $1,393,367
                        ---------------------------                                   -----------
     9    TOTAL CURRENT ASSETS                                                        $10,590,203
                                                                                      -----------

          PROPERTY AND EQUIPMENT (MARKET VALUE)

    10       Real property                                      C                              $0
                                                                                      -----------
    11       Machinery and equipment                            D                        $560,000
                                                                                      -----------
    12       Furniture and fixtures                             D                         $43,888
                                                                                      -----------
    13       Office equipment                                   D                         $22,065
                                                                                      -----------
    14       Leasehold improvements                             D                         $67,000
                                                                                      -----------
    15       Vehicles                                           D                         $14,100
                                                                                      -----------
    16       Other - Computer Software                          D                              $0
                                                                                      -----------
    17                                                          D
             --------------------------------------                                   -----------
    18                                                          D
             --------------------------------------                                   -----------
    19                                                          D
             --------------------------------------                                   -----------
    20                                                          D
             --------------------------------------                                   -----------

    21    TOTAL PROPERTY AND EQUIPMENT                                                   $707,053

          OTHER ASSETS
    22       Loans to shareholders                                                             $0
                                                                                      -----------
    23       Loans to affiliates                                                               $0
                                                                                      -----------
    24       Non-current deposits                                                        $779,295
                                                                                      -----------
    25
             --------------------------------------                                   -----------
    26
             --------------------------------------                                   -----------
    27
             --------------------------------------                                   -----------
    28    TOTAL OTHER ASSETS                                                             $779,295
                                                                                      -----------
    29    TOTAL ASSETS                                                                $12,076,551
                                                                                      ===========

       NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

       LIABILITIES FROM SCHEDULES

       POST-PETITION

          CURRENT LIABILITIES

    30       Salaries and wages                                                                $0
                                                                                    -------------
    31       Payroll taxes                                                                     $0
                                                                                    -------------
    32       Real and personal property taxes                                                  $0
                                                                                    -------------
    33       Income taxes                                                                      $0
                                                                                    -------------
    34       Sales taxes                                                                       $0
                                                                                    -------------
    35       Notes payable (short term)                                                        $0
                                                                                    -------------
    36       Accounts payable (trade)                           A                      $5,359,295
                                                                                    -------------
    37       Real property lease arrearage                                               $201,656
                                                                                    -------------
    38       Personal property lease arrearage                                                 $0
                                                                                    -------------
    39       Accrued professional fees                                                         $0
                                                                                    -------------
    40       Current portion of long-term post-
             petition debt (due within 12 months)                                              $0
                                                                                    -------------
    41       Other:     Accrued employee expenses                                        $135,663
                                                                                    -------------
    42       Accrued interest expense                                                    $471,075
                                                                                    -------------
    43       Deferred revenue                                                                  $0
                                                                                    -------------
    44    TOTAL CURRENT LIABILITIES                                                    $6,167,689
                                                                                    -------------
    45       Long-Term Post-Petition Debt, Net of Current
             Portion                                                                           $0
                                                                                    -------------
    46    TOTAL POST-PETITION LIABILITIES                                              $6,167,689
                                                                                    -------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
    47       Secured claims                                     F                              $0
                                                                                    -------------
    48       Priority unsecured claims                          F                              $0
                                                                                    -------------
    49       General unsecured claims                           F                     $40,868,359
                                                                                    -------------
    50    TOTAL PRE-PETITION LIABILITIES                                              $40,868,359
                                                                                    -------------
    51    TOTAL LIABILITIES                                                           $47,036,048
                                                                                    -------------

       EQUITY (DEFICIT)

    52       Retained Earnings/(Deficit) at time of filing                          ($319,081,002)
                                                                                    -------------
    53       Capital Stock                                                           $303,488,282
                                                                                    -------------
    54       Additional paid-in capital                                                        $0
                                                                                    -------------
    55       Cumulative profit/(loss) since filing of case                            ($7,369,897)
                                                                                    -------------
    56       Post-petition contributions/(distributions) or
             (draws)                                                                           $0
                                                                                    -------------
    57       ----------------------------------------------
    58       Market value adjustment                                                 ($11,996,880)
                                                                                    -------------
    59    TOTAL EQUITY (DEFICIT)                                                     ($34,959,497)
                                                                                    -------------
    60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                      $12,076,551
                                                                                    =============

                         SCHEDULES TO THE BALANCE SHEET
                            (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                          ACCOUNTS RECEIVABLE      ACCOUNTS PAYABLE           PAST DUE
                                                         [PRE AND POST PETITION]    [POST PETITION]       POST PETITION DEBT
                                                         -----------------------   ----------------       ------------------
RECEIVABLES AND PAYABLES AGINGS

     0 -30 Days                                                      $26,010              $5,359,295
                                                         --------------------      -----------------
     31-60 Days                                                   $1,705,607
                                                         --------------------      -----------------
     61-90 Days                                                     $746,157                                              $0
                                                         --------------------      -----------------      ------------------
     91+ Days                                                       $235,044
                                                         --------------------      -----------------
     Total accounts receivable/payable                            $2,712,818              $5,359,295
                                                         --------------------      =================
     Allowance for doubtful accounts                                $559,534
                                                         --------------------
     Accounts receivable (net)                                    $2,153,284
                                                         ====================


                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF                                            COST OF GOODS SOLD
INVENTORY(IES)
                                        INVENTORY(IES)
                                          BALANCE AT
                                         END OF MONTH          Inventory Beginning of Month                               $618,416
                                                                                                              --------------------
                                                               Add -
                                                                                                              --------------------
     Retail/Restaurants -                                        Net purchase                                                   $0
                                                                                                              --------------------
       Product for resale                                        Direct labor
                                 ----------------------                                                       --------------------
                                                                 Manufacturing overhead

                                                                                                              --------------------
     Distribution -                                              Freight in

                                                                                                              --------------------
       Products for resale                    $618,416           Other:
                                 ----------------------                                                       --------------------
                                                               Deferred COGS                                                    $0
                                                               --------------------------------------------   --------------------
     Manufacturer -                                            Misc Charges (i.e. fulfillment costs,                          $600
                                                               credit card fees)
                                                               --------------------------------------------   --------------------
       Raw Materials

                                 ----------------------
       Work-in-progress                                        Less -
                                 ----------------------
       Finished goods                                            Inventory End of Month                                   $618,416
                                 ----------------------                                                       --------------------
                                                                 Shrinkage

                                                                                                              --------------------
     Other - Explain                                             Personal Use
                                 ----------------------                                                       --------------------

     --------------------------
                                                               COST OF GOODS SOLD                                             $600
     --------------------------                                                                               ====================
     TOTAL                                    $618,416
                                 ======================


     METHOD OF INVENTORY CONTROL                               Inventory Valuation Methods

     Do you have a functioning perpetual inventory system?     Indicate by a checkmark method of inventory used.
     Yes      x       No
           -------         -------
                                                               Valuation methods -

     How often do you take a complete physical inventory?          FIFO cost
                                                                                                         -------
       Weekly                                                      LIFO cost
                      ---------                                                                          -------
       Monthly                                                     Lower of cost or market
                      ---------                                                                          -------
       Quarterly                                                   Retail method
                      ---------                                                                          -------
       Semi-annually                                               Other                                    x
                      ---------                                                                          -------
       Annually       x                                             Explain
                      ---------
Date of last physical inventory was    11/30/2001 0:00         Perpetual
                                    -------------------        --------------------------------------------

                                                               --------------------------------------------
Date of next physical inventory is
                                    -------------------        --------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                                           COST                MARKET VALUE

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                                      $0                      $0
                                                                              =====================   =====================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                           COST                MARKET VALUE
MACHINERY & EQUIPMENT -

     Computers, Laptops, Servers, Dataports, Routers                                   $11,436,212                $560,000
     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                             $11,436,212                $560,000
                                                                              =====================   =====================

FURNITURE & FIXTURES -

     Cubicles, Workstations, Chairs, Tables                                             $1,237,837                 $43,888
     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                              $1,237,837                 $43,888
                                                                              =====================   =====================

OFFICE EQUIPMENT -

     Phone Systems, Fax Machines                                                          $399,374                 $22,065
     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                                $399,374                 $22,065
                                                                              =====================   =====================

LEASEHOLD IMPROVEMENTS -

     Security Systems, Repairs, Sign, Electrical Services                                 $939,792                 $67,000
     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                                $939,792                 $67,000
                                                                              =====================   =====================

VEHICLES -

     Ford Van                                                                              $29,006                 $14,100
     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                                 $29,006                 $14,100
                                                                              =====================   =====================

COMPUTER SOFTWARE - OTHER -

     Sybase, Weblogic, Silknet, SAP, Verisign, Licenses                                 $4,416,137                      $0
     -----------------------------------------------------------              ---------------------   ---------------------
     Construction in Progress  - Enterprise License Maint
     Agreement, SAP                                                                     $3,098,668                      $0
     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------

     -----------------------------------------------------------              ---------------------   ---------------------
     TOTAL                                                                              $7,514,805                      $0
                                                                              =====================   =====================

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                  (AS OF END OF THE CURRENT REPORTING PERIOD)

                                        0-30 DAYS       31-60 DAYS      61-90 DAYS       91+ DAYS           TOTAL
                                        ---------       ----------      ----------       --------           -----
TAXES PAYABLE
FEDERAL
       Income Tax Withholding                    $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       FICA - Employee                           $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       FICA - Employer                           $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       Unemployment (FUTA)                       $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       Income                                    $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       Other (Attach List)                       $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
TOTAL FEDERAL TAXES                              $0              $0               $0              $0               $0
                                       -------------   -------------   --------------  --------------   --------------
STATE AND LOCAL
       Income Tax Withholding                    $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       Unemployment (UT)                         $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       Disability Insurance (DI)                 $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       Empl. Training Tax (ETT)                  $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       Sales                                     $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       Excise                                    $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       Real property                             $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       Personal property                         $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       Income                                    $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
       Other (Attach List)                       $0                                                                $0
                                       -------------   -------------   --------------  --------------   --------------
TOTAL STATE & LOCAL TAXES                        $0              $0               $0              $0               $0
                                       -------------   -------------   --------------  --------------   --------------
TOTAL TAXES                                      $0              $0               $0              $0               $0
                                       =============   =============   ==============  ==============   ==============


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                           CLAIMED         ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                AMOUNT         AMOUNT (b)
                                                                       --------------  --------------
       Secured claims  (a)                                                        $0              $0
                                                                       --------------  --------------
       Priority claims other than taxes                                           $0              $0
                                                                       --------------  --------------
       Priority tax claims                                                        $0              $0
                                                                       --------------  --------------
       General unsecured claims                                          $40,868,359     $40,868,359
                                                                       --------------  --------------

       (a)      List total amount of claims even it under secured.

       (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                        ACCOUNT 1       ACCOUNT 2        ACCOUNT 3          ACCOUNT 4
                                        ---------       ---------        ---------          ---------
Bank                                   Merrill Lynch   Merrill Lynch   ABN Amro - Euro    ABN Amro - Pound
                                       -------------   -------------   ---------------    ----------------
Account Type                           Checking        Checking        Checking           Checking
                                       -------------   -------------   ---------------    ----------------
Account No.                            881-07A44       881-07A45       004514670220            40042375
                                       -------------   -------------   ---------------    ----------------
Account Purpose                        Depository      Depository      Depository         Depository
                                       -------------   -------------   ---------------    ----------------
Balance, End of Month                       $45,561        $415,347          $50,488            $35,604
                                       -------------   -------------   ---------------    ----------------
Total Funds on Hand for all Accounts     $4,709,211
                                       =============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                       ACCOUNT 5           ACCOUNT 6          ACCOUNT 7                ACCOUNT 8
                                       ---------           ---------          ---------                ---------
Bank                                ABN Amro - CAD      ABN Amro - USD    Scotia Bank           Wells Fargo Concentration
                                    -----------------   ----------------  -------------------   ------------------------
Account Type                        Checking            Checking          Checking              Checking
                                    -----------------   ----------------  -------------------   ------------------------
Account No.                         460131877591        451046702241       800021021818                      4761063908
                                    -----------------   ----------------  -------------------   ------------------------
Account Purpose                     Depository          Depository        Depository            Operating
                                    -----------------   ----------------  -------------------   ------------------------
Balance, End of Month                        $18,221             $5,278              $38,045                 $4,340,287
                                    -----------------   ----------------  -------------------   ------------------------

                                       ACCOUNT 9          ACCOUNT 10          ACCOUNT 11              ACCOUNT 12
                                       ---------          ----------          ----------              ----------
Bank                                Wells Fargo Payroll Wells Fargo AP    Wells Fargo Secured   Merrill Lynch Trust Fund
                                    ------------------- ----------------  -------------------   ------------------------
Account Type                        Checking            Checking          Checking              Checking
                                    ------------------- ----------------  -------------------   ------------------------
Account No.                         4761063924          4174685024
                                    ------------------- ----------------  -------------------   ------------------------
Account Purpose                     Payroll             Accounts Payable  Depository            Depository
                                    ------------------- ----------------  -------------------   ------------------------
Balance, End of Month                       ($56,495)         ($183,268)                  $0                         $0
                                    ------------------- ----------------  -------------------   ------------------------

                                       ACCOUNT 13
                                       ----------
Bank                                Petty Cash
                                    -----------------
Account Type                        Cash
                                    -----------------
Account No.
                                    -----------------
Account Purpose                     Cash
                                    -----------------
Balance, End of Month                           $143
                                    -----------------

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                        For the Month Ended     09/30/02
                                            ----------------

           CURRENT MONTH
------------------------------------
                                                                                                 CUMULATIVE       NEXT MONTH
   ACTUAL      FORECAST     VARIANCE                                                           (CASE TO DATE)      FORECAST
-----------    --------     --------                                                           --------------     ----------
                                             REVENUES:
                                  $0       1   Gross Sales                                                  $0
-----------    --------    ----------                                                         -----------------   ----------
                                  $0       2   less: Sales Returns & Allowances                             $0
-----------    --------    ----------                                                         -----------------   ----------
      ($63)         $0          ($63)      3   Net Sales                                           $39,408,051           $0
-----------    --------    ----------                                                         -----------------   ----------
      $600                     ($600)      4   less: Cost of Goods Sold  (Schedule 'B')            $37,037,741
-----------    --------    ----------                                                         -----------------   ----------
     ($663)         $0         ($663)      5   Gross Profit                                         $2,370,310           $0
-----------    --------    ----------                                                         -----------------   ----------
    $1,901                    $1,901       6   Interest                                                $46,706
-----------    --------    ----------                                                         -----------------   ----------
        $0                        $0       7   Other Income: Gain on Disposal of Business           $1,196,949
-----------    --------    ----------                        ----------------------------     -----------------   ----------
        $0                        $0       8   Gain on Sale of Asset                                  $957,927
-----------    --------    ----------        --------------------------------------------     -----------------   ----------
                                  $0       9                                                                $0
-----------    --------    ----------        --------------------------------------------     -----------------   ----------
                                                                                                            $0
-----------    --------                                                                       -----------------   ----------
    $1,238          $0        $1,238      10       TOTAL REVENUES                                   $4,571,893           $0
-----------    --------    ----------                                                         -----------------   ----------

                                          EXPENSES:
   $10,261                  ($10,261)     11   Compensation to Owner(s)/Officer(s)                    $265,107
-----------    --------    ----------                                                         -----------------   ----------
  $159,119                 ($159,119)     12   Salaries                                             $4,544,728
-----------    --------    ----------                                                         -----------------   ----------
        $0                        $0      13   Commissions                                            $201,319
-----------    --------    ----------                                                         -----------------   ----------
   $34,463                  ($34,463)     14   Contract Labor                                          $73,257
-----------    --------    ----------                                                         -----------------   ----------
        $0                        $0      15   Rent/Lease:                                                  $0
-----------    --------    ----------                                                         -----------------   ----------
   $24,037                  ($24,037)     16       Real Property                                      $687,370
-----------    --------    ----------                                                         -----------------   ----------
   $52,569                  ($52,569)     17   Insurance                                              $486,620
-----------    --------    ----------                                                         -----------------   ----------
        $0                        $0      18   Management Fees                                              $0
-----------    --------    ----------                                                         -----------------   ----------
        $0                        $0      19   Depreciation                                           $542,192
-----------    --------    ----------                                                         -----------------   ----------
    $8,360                   ($8,360)     20   Taxes:                                                 $250,288
-----------    --------    ----------                                                         -----------------   ----------
        $0                        $0      21       Real Property Taxes                                 $22,720
-----------    --------    ----------                                                         -----------------   ----------
        $0                        $0      22       Other Taxes                                            $566
-----------    --------    ----------                                                         -----------------   ----------
        $0                        $0      23   Other Selling                                          $968,063
-----------    --------    ----------                                                         -----------------   ----------
  $260,620                 ($260,620)     24   Other Administrative                                 $3,106,948
-----------    --------    ----------                                                         -----------------   ----------
        $0                        $0      25   Interest                                               $805,761
-----------    --------    ----------                                                         -----------------   ----------
        $0                        $0      26   Other Expenses:                                        ($33,150)
-----------    --------    ----------                        ----------------------------     -----------------   ----------
                                  $0      27                                                                $0
-----------    --------    ----------        --------------------------------------------     -----------------   ----------
                                  $0      28                                                                $0
-----------    --------    ----------        --------------------------------------------     -----------------   ----------
                                  $0      29                                                                $0
-----------    --------    ----------        --------------------------------------------     -----------------   ----------
                                  $0      30                                                                $0
-----------    --------    ----------        --------------------------------------------     -----------------   ----------
                                  $0      31                                                                $0
-----------    --------    ----------        --------------------------------------------     -----------------   ----------
                                  $0      32                                                                $0
-----------    --------    ----------        --------------------------------------------     -----------------   ----------
                                  $0      33                                                                $0
-----------    --------    ----------        --------------------------------------------     -----------------   ----------
                                  $0      34                                                                $0
-----------    --------    ----------        --------------------------------------------     -----------------   ----------

-----------    --------    ----------                                                         -----------------   ----------
  $549,429          $0     ($549,429)     35       TOTAL EXPENSES                                  $11,921,790           $0
-----------    --------    ----------                                                         -----------------   ----------

-----------    --------    ----------                                                         -----------------   ----------
 ($548,191)         $0     ($548,191)     36 SUBTOTAL                                              ($7,349,897)          $0
-----------    --------    ----------                                                         -----------------   ----------

-----------    --------    ----------                                                         -----------------   ----------
                                  $0      37 REORGANIZATION ITEMS:
-----------    --------    ----------                                                         -----------------   ----------
                                  $0      38   Provisions for Rejected Executory Contracts                  $0
-----------    --------    ----------                                                         -----------------   ----------
                                  $0      39   Interest Earned on Accumulated Cash from                     $0
-----------    --------    ----------                                                         -----------------   ----------
                                               Resulting Chp 11 Case                                        $0
                                                                                              -----------------
                                  $0      40   Gain or (Loss) from Sale of Equipment                        $0
-----------    --------    ----------                                                         -----------------   ----------
        $0                        $0      41   U.S. Trustee Quarterly Fees                             $20,000
-----------    --------    ----------                                                         -----------------   ----------
                                  $0      42                                                                $0
-----------    --------    ----------        ----------------------------------------         -----------------   ----------

-----------    --------    ----------                                                         -----------------   ----------
        $0          $0            $0      43        TOTAL REORGANIZATION ITEMS                         $20,000           $0
-----------    --------    ----------                                                         -----------------   ----------

-----------    --------    ----------                                                         -----------------   ----------
 ($548,191)         $0     ($548,191)     44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES       ($7,369,897)          $0
-----------    --------    ----------                                                         -----------------   ----------
                                  $0      45   Federal & State Income Taxes
-----------    --------    ----------                                                         -----------------   ----------

-----------    --------                                                                       -----------------   ----------
 ($548,191)         $0     ($548,191)     46 NET PROFIT (LOSS)                                     ($7,369,897)          $0
===========    ========    ==========                                                         =================   ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED     09/30/02
                                              ----------------

                                                                                   ACTUAL                CUMULATIVE
                                                                               CURRENT MONTH           (CASE TO DATE)
                                                                             -------------------     -------------------
     CASH RECEIPTS
   1       Rent/Leases Collected                                                             $0              $1,166,418
                                                                             -------------------     -------------------
   2       Cash Received from Sales                                                  $1,471,946             $14,267,112
                                                                             -------------------     -------------------
   3       Interest Received                                                             $1,806                 $51,200
                                                                             -------------------     -------------------
   4       Borrowings                                                                        $0                      $0
                                                                             -------------------     -------------------
   5       Funds from Shareholders, Partners, or Other Insiders                              $0                      $0
                                                                             -------------------     -------------------
   6       Capital Contributions                                                             $0                      $0
                                                                             -------------------     -------------------
   7       Non AR Receipts                                                                 $884                $126,155
           ------------------------------------------------------            -------------------     -------------------
   8       Cash Collected on Behalf of Digital River                                         $0                $446,796
           ------------------------------------------------------            -------------------     -------------------
   9       Softchoice                                                                        $0                $531,970
           ------------------------------------------------------            -------------------     -------------------
  10       Cash received from the Sale of Assets                                        $23,251                 $23,251
           ------------------------------------------------------            -------------------     -------------------
  11                                                                                                                 $0
           ------------------------------------------------------            -------------------     -------------------

                                                                             -------------------     -------------------
  12       TOTAL CASH RECEIPTS                                                       $1,497,886             $16,612,901
                                                                             -------------------     -------------------

     CASH DISBURSEMENTS
  13       Payments for Inventory                                                            $0              $7,003,765
                                                                             -------------------     -------------------
  14       Selling                                                                           $0                $202,015
                                                                             -------------------     -------------------
  15       Administrative                                                              $262,870              $1,534,151
                                                                             -------------------     -------------------
  16       Capital Expenditures                                                              $0                      $0
                                                                             -------------------     -------------------
  17       Principal Payments on Debt                                                        $0                      $0
                                                                             -------------------     -------------------
  18       Interest Paid                                                                     $0                      $0
                                                                             -------------------     -------------------
           Rent/Lease:                                                                                               $0
                                                                                                     -------------------
  19           Personal Property                                                                                     $0
                                                                             -------------------     -------------------
  20           Real Property                                                                 $0              $1,808,210
                                                                             -------------------     -------------------
           Amount Paid to Owner(s)/Officer(s)                                                                        $0
                                                                                                     -------------------
  21           Salaries                                                                 $10,261                $398,014
                                                                             -------------------     -------------------
  22           Draws                                                                         $0                      $0
                                                                             -------------------     -------------------
  23           Commissions/Royalties                                                         $0                      $0
                                                                             -------------------     -------------------
  24           Expense Reimbursements                                                    $1,198                $116,003
                                                                             -------------------     -------------------
  25           Other - Subcontractor Labor                                               $6,115              $1,156,115
                                                                             -------------------     -------------------
  26       Salaries/Commissions (less employee withholding)                             $99,089              $2,036,435
                                                                             -------------------     -------------------
  27       Management Fees                                                                                           $0
                                                                             -------------------     -------------------
           Taxes:                                                                                                    $0
                                                                                                     -------------------
  28           Employee Withholding                                                     $58,874              $1,242,458
                                                                             -------------------     -------------------
  29           Employer Payroll Taxes                                                    $8,360                $253,771
                                                                             -------------------     -------------------
  30           Real Property Taxes                                                                                   $0
                                                                             -------------------     -------------------
  31           Other Taxes                                                                   $0                 $17,511
                                                                             -------------------     -------------------
  32       Other Cash Outflows:                                                                                      $0
                                                                             -------------------     -------------------
  33           Deposits / (Deposit Refunds)                                                  $0                $211,165
               --------------------------------------------------            -------------------     -------------------
  34           Prepetition payments                                                          $0                 $81,466
               --------------------------------------------------            -------------------     -------------------
  35           401k                                                                          $0                $232,064
               --------------------------------------------------            -------------------     -------------------
  36           Employee benefits                                                             $0                $467,664
               --------------------------------------------------            -------------------     -------------------
  37           Payments made to Digital River                                                $0                $322,974
               --------------------------------------------------            -------------------     -------------------

                                                                             -------------------     -------------------
  38       TOTAL CASH DISBURSEMENTS:                                                   $446,767             $17,083,780
                                                                             -------------------     -------------------

                                                                             -------------------     -------------------
  39 NET INCREASE (DECREASE) IN CASH                                                 $1,051,119               ($470,879)
                                                                             -------------------     -------------------

                                                                             -------------------     -------------------
  40 CASH BALANCE, BEGINNING OF PERIOD                                               $3,658,091              $5,180,090
                                                                             -------------------     -------------------

                                                                             -------------------     -------------------
  41 CASH BALANCE, END OF PERIOD                                                     $4,709,210              $4,709,210
                                                                             ===================     ===================